SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2004

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

225 N. 13th Avenue
P.O. Box 988
Laurel, Mississippi	39440

(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 05/25/04
EX-99.2 CONFERENCE CALL TRANSCRIPT 05/25/04

Item 7. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report:

Exhibit No.	Description
99.1	Press release of Sanderson Farms, Inc. dated May 25, 2004

99.2	Transcript of conference call held by Sanderson Farms, Inc. on May 25, 2004

Item 12. Results of Operations and Financial Condition.

On May 25, 2004, the Registrant issued a press release announcing its earnings for its fiscal quarter ended April 30, 2004. The press release is furnished herewith as Exhibit 99.1. Also on May 25, 2004, the Registrant held a conference call to discuss its earnings for its fiscal quarter ended April 30, 2004. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.
(Registrant)

Date: June 1, 2004	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Sanderson Farms, Inc. dated May 25, 2004

99.2	Transcript of conference call held by Sanderson Farms, Inc. on May 25, 2004